10. Leases (March 2019 Note)	3 Months Ended
Mar. 31, 2019
Leases [Abstract]
Leases

Note 10 – Leases

During the current quarter, we adopted ASU 2016-02, “Leases (Topic 842),” which requires leases with durations greater than twelve months to be recognized on the balance sheet. Prior year financial statements were not recast under the new standard and, therefore, those amounts are not presented below.

We lease property under finance and operating leases. For leases with terms greater than 12 months, we record the related asset and obligation at the present value of lease payments over the term.

When available, we use the rate implicit in the lease to discount lease payments to present value. We estimate our incremental borrowing rate to discount the lease payments based on information available at lease commencement.

As of March 31, 2019, right-of-use assets amounted to $184,416 with lease liabilities amounting to $195,642.